Ohio National Fund, Inc.

Supplement dated March 24, 2022

to the Prospectus dated May 1, 2021

The following supplements and amends the prospectus dated May 1, 2021, as previously amended:

ON S&P 500® Index Portfolio

ON Nasdaq-100® Index Portfolio

ON S&P MidCap 400® Index Portfolio

Under the section “Management,” references to Deane Gyllenhaal are deleted, as he no longer serves as a Portfolio Manager for the above portfolios.

Fund Management

Under the section “Management of Portfolios,” references to Deane Gyllenhaal are deleted, as he no longer serves as a Portfolio Manager for the above portfolios.

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Please retain this supplement with your Prospectus for future reference.